SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 21, 2003
                                                          ---------------


                           GREENMAN TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                          1-13776                71-0724248
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(State or other                  (Commission              (IRS Employer
jurisdiction of                  File Number)           Identification No.)
incorporation)


                                 7 Kimball Lane
                                   Building A
                               Lynnfield, MA 01940
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (781) 224-2411
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Information

On August 12, 2003, the Registrant issued a press release updating the status of the March 31, 2003 fire at its Georgia facility. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition".

On August 18, 2003, the Registrant announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K. In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item
12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENMAN TECHNOLOGIES, INC.
                                            (Registrant)


                                    By: /s/ Charles E. Coppa
                                        --------------------
                                        Charles E. Coppa
                                        Chief Financial Officer

Date:  August 21, 2003


                                      EXHIBIT INDEX

Exhibit 99.1      Press release of the Registrant dated August 12, 2003

Exhibit 99.2      Press release of the Registrant dated August 18, 2003